UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SPN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On March 4, 2020, the Securities and Exchange Commission issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, as amended by Release No. 34-88465 issued on March 25, 2020 (as amended, the “Order”).

Superior Energy Services, Inc. (the “Company”) is unable to file its (i) amendment (the “Amendment”) to the Company’s Form 10-K for the year ended December 31, 2019 (the “Annual Report”) by the original deadline of April 30, 2020 to include certain information that will be provided in the Company’s annual report to security holders for the year ended December 31, 2019 and (ii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) by the original deadline of May 11, 2020 due to the outbreak of, and local, state and federal governmental responses to, the novel coronavirus pandemic (the “COVID-19 pandemic”). The Company’s operations have experienced disruptions due to the circumstances surrounding the COVID-19 pandemic including, but not limited to, suggested and mandated social distancing and stay home orders. These mandates and the resulting office closures and staff reductions have severely limited access to the Company’s facilities by the Company’s financial reporting and accounting staff as well as other advisors involved in the preparation of the Amendment and the Quarterly Report and impacted the Company’s ability to fulfill required preparation and review processes and procedures with respect to the Amendment and the Quarterly Report.

In light of the impact of the factors described above, the Company will be unable to compile and review certain information necessary to permit the Company to timely file the Amendment by April 30, 2020 and the Quarterly Report by May 11, 2020, the original filing deadlines, respectively, without unreasonable effort and expense.

The Company is relying on the Order and is furnishing this Current Report on Form 8-K by the original filing deadline of the Amendment and the Quarterly Report. In accordance with the Order, the Company expects to file the Amendment and the Quarterly Report on or around May 22, 2020 (but in any event the Company will file the Amendment no later than 45 days after April 30, 2020, the original filing deadline of the Amendment, and the Quarterly Report no later than 45 days after May 11, 2020, the original filing deadline of the Quarterly Report).

Risk Factors

In light of the COVID-19 pandemic, the Company is also supplementing its risk factors previously disclosed in the Company’s Annual Report with the following risk factors:

The COVID-19 pandemic has adversely affected the Company’s business, and the ultimate effect on the Company’s operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted.

The effects of the COVID-19 pandemic, including actions taken by businesses and governments, have adversely affected the global economy, disrupted global supply chains and created significant volatility in the financial markets. As a result, there has been a significant reduction in demand for and prices of crude oil. If the reduced demand for and price of crude oil continues for a prolonged period, the Company’s business, financial condition, results of operation and liquidity may be materially and adversely affected. The Company’s operations also may be adversely affected if significant portions of the Company’s workforce continue to be unable to work effectively due to illness, quarantines, government actions or other restrictions in connection with the COVID-19 pandemic.

The extent to which the COVID-19 pandemic adversely affects the Company’s business, financial condition, results of operation and liquidity will depend on future developments, which are highly uncertain and cannot be predicted. These future developments include, but are not limited to, the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic. Disruptions and/or uncertainties related to the COVID-19 pandemic for a sustained period of time could result in delays or modifications to the Company’s strategic plans and initiatives and hinder the Company’s ability to achieve its strategic goals. The COVID-19 pandemic, and the volatile regional and global economic conditions stemming from the pandemic, may also have the effect of heightening many of the other risks described in the “Risk Factors” section included in the Annual Report and in this Current Report on Form 8-K, as those risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and other reports and documents filed with the Securities and Exchange Commission after the date of this Current Report on Form 8-K.

Crude oil prices have declined significantly during 2020 and, if oil prices continue to decline or remain at current levels for a prolonged period, the Company’s operations and financial condition may be materially and adversely affected.

Furthermore, in 2020, crude oil prices have fallen sharply and dramatically, due in part to significantly decreased demand as a result of the COVID-19 pandemic and the announcement by Saudi Arabia of a significant increase in its maximum crude oil production capacity as well as the announcement by Russia that previously agreed upon oil production cuts between members of the Organization of the Petroleum Exporting Countries and its broader partners (“OPEC+”) would expire on April 1, 2020. On April 12, 2020, members of OPEC+ agreed to certain production cuts; however, these cuts are not expected to be enough to offset near-term demand loss attributable to the COVID-19 pandemic. If crude oil prices continue to decline or remain at current levels for a prolonged period, the Company’s business, financial condition, results of operation and liquidity may be materially and adversely affected.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact included in this Current Report on Form 8-K regarding, without limitation, the effect, impact, potential duration or other implications of the recent COVID-19 pandemic and the dispute over production levels between Russia and the members of OPEC+, particularly Saudi Arabia, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and prevailing circumstances on the date such statements are made. Such forward-looking statements, and the assumptions on which they are based, are inherently speculative and are subject to a number of risks and uncertainties that could cause actual results to differ materially from such statements, such as general economic conditions, the effects of public health threats, pandemics and epidemics, like the recent COVID-19 pandemic, and the adverse impact thereof on the Company’s business, financial condition, results of operations and liquidity, including, but not limited to, the Company’s growth, operating costs, supply chain, labor availability, logistical capabilities, customer demand and industry demand generally, margins, utilization, cash position, taxes, the price of the Company’s securities, the ability to access capital markets, and the ability of the members of OPEC+ to agree on and to maintain crude oil price and production controls.

Such risks and uncertainties also include the factors set forth under the caption “Risk Factors” in this Current Report on Form 8-K, as well as those generally described in the “Risk Factors” section included in the Annual Report. Any one of these factors, or a combination of these factors, could materially affect the Company’s future results of operations and whether any forward-looking statements ultimately prove to be accurate. Forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. The Company undertakes no obligation to update any of its forward-looking statements for any reason, notwithstanding any changes in the Company’s assumptions, changes in the Company’s business plans, actual experience, or other changes. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: April 28, 2020